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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-8518, 33-8519, 33-43913 and 333-33583 of Nanometrics Incorporated on Form S-8 of our reports dated February 15, 2000 appearing in the Annual Report on Form 10-K of Nanometrics Incorporated for the year ended December 31, 1999.






DELOITTE & TOUCHE LLP
San Jose, California
March 1, 2000